ClearShares OCIO ETF
Schedule of Investments
August 31, 2021 (Unaudited)
Shares	Security Description	Value
	EXCHANGE-TRADED FUNDS - 99.9% (e)
	Domestic Equity - 47.7%
11,416	iShares Core S&P 500 ETF	$5,179,554
10,534	iShares Core S&P Mid-Cap ETF	2,897,588
16,971	iShares Core S&P Small-Cap ETF	1,907,031
71,291	iShares MSCI USA Min Vol Factor ETF	5,535,746
31,508	iShares Preferred & Income Securities ETF (b)	1,241,415
84,749	Schwab 1000 Index ETF (b)	3,796,755
70,709	Schwab U.S. Dividend Equity ETF	5,494,089
106,474	SPDR Portfolio S&P 1500 Composite Stock Market ETF (b)	5,928,472
50,362	SPDR Portfolio S&P 500 Value ETF	2,041,172
7,868	SPDR S&P 500 ETF Trust (b)	3,552,874
20,553	Vanguard Growth ETF (b)	6,305,866
31,213	Vanguard High Dividend Yield ETF (b)	3,356,958
11,707	Vanguard S&P 500 ETF	4,858,990
24,334	Vanguard Total Stock Market ETF (b)	5,673,959
46,470	Vanguard Value ETF (b)	6,587,123
		64,357,592
	Fixed Income - 31.9%
21,986	ClearShares Ultra-Short Maturity ETF (c)	2,201,238
30,440	iShares Broad USD High Yield Corporate Bond ETF (b)	1,270,566
67,455	iShares Core Total USD Bond Market ETF	3,630,428
32,486	iShares Core U.S. Aggregate Bond ETF	3,770,325
25,863	iShares Intermediate Government/Credit Bond ETF	3,000,281
52,743	Schwab U.S. Aggregate Bond ETF	2,896,646
20,724	Schwab U.S. TIPS ETF	1,315,145
100,537	SPDR Portfolio Aggregate Bond ETF	3,036,217
33,773	Vanguard Intermediate-Term Bond ETF	3,064,562
43,397	Vanguard Intermediate-Term Corporate Bond ETF	4,147,885
36,544	Vanguard Intermediate-Term Treasury ETF	2,495,224
45,417	Vanguard Mortgage-Backed Securities ETF	2,430,718
35,396	Vanguard Short-Term Bond ETF (b)	2,911,675
22,438	Vanguard Short-Term Corporate Bond ETF	1,855,623
34,703	Vanguard Total Bond Market ETF (b)	3,000,421
19,401	Vanguard Total World Stock ETF (b)	2,068,341
		43,095,295
	Global Equity - 20.3%
78,597	iShares Core MSCI EAFE ETF (b)	6,032,320
65,856	iShares Core MSCI Total International Stock ETF	4,843,709
19,613	iShares MSCI United Kingdom ETF (b)	647,425
97,143	Vanguard FTSE All-World ex-US ETF	6,162,752
122,821	Vanguard FTSE Developed Markets ETF (b)	6,443,190
62,607	Vanguard FTSE Emerging Markets ETF (b)	3,269,963
		27,399,359
	Total Exchange-Traded Funds (Cost $106,770,741)	134,852,246

	SHORT-TERM INVESTMENTS - 0.2%
308,728	First American Government Obligations Fund, Class X 0.03% (a)	308,728
	TOTAL SHORT-TERM INVESTMENTS (Cost $308,728)	308,728
Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 30.7%
41,522,505	Mount Vernon Liquid Assets Portfolio, LLC, 0.09% (a)(d)	41,522,505
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $41,522,505)	41,522,505
	TOTAL INVESTMENTS - 130.8% (Cost $148,601,974)	176,683,479
	Liabilities in Excess of Other Assets - (30.8)%	(41,562,631)
	NET ASSETS - 100.0%	$135,120,848

	Percentages are stated as a percent of net assets.
(a)	Rate shown is the annualized seven-day yield as of August 31, 2021.
(b)	All or a portion of this security is out for loan as of August 31, 2021. Total value of securites on loan is $ 41,522,505 or 30.7% of net assets.
(c)	Affiliated exchange-traded fund.
(d)	Privately offered liquidity fund.
(e)	The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest.

Summary of Fair Value Disclosure at August 31, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:
Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2021:

ClearShares OCIO ETF
Assets^	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$134,852,246	-	-	$134,852,246
Short-Term Investments	308,728	-	-	308,728
Investments Purchased with Proceeds From Securities Lending	-	41,522,505	-	41,522,505
Total Investments in Securities	$135,160,974	$41,522,505	$-	$176,683,479
^ See Schedule of Investments for further disaggregation of investment categories.
For the period ended August 31, 2021, there were no transfers into or out of Level 3 for the Fund.

Transactions with Affiliated Securities (Unaudited)
Investments in ClearShares Ultra-Short Maturity ETF
Beginning Value at June 1, 2021	$2,120,106
Gross Purchases	80,491
Gross Sales	-
Net Change in Unrealized Appreciation (Depreciation)	641
Net Realized Gain (Loss) on Sales	-
Value as of August 31, 2021	$2,201,238
Shares held at August 31, 2021	21,986
Dividend Income	$1,748